EXHIBIT 10.13


                           LENDER'S NOTICE OF EXCHANGE

date written below, in satisfaction of debt owed by On Alert Systems, Inc. to the Undersigned, the Undersigned hereby irrevocably elects to exchange evidence of debt of On Alert Systems, Inc. having a value of $ 400,000.00 into 6,750,000 Shares of Common Stock, .001 Par Value per share, of On Alert Systems, Inc. according to the conditions set forth in above in the Note.

     If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Exchange September 1, 2004

Applicable Exchange Price $.0593


Signature /s/William C. Robinson
--------------------------------------
Cherokee Raiders LP, William C. Robinson, GP

Address: 5147 South Harvard Ave., Suite 138
         Tulsa, OK 74135

SSN:


Shares are to be registered in the following name:

Name:    Cherokee Raiders, LP
Address: 5147 South Harvard Ave., Suite 138, Tulsa, OK 74135
Tel:        918-493-2069
Fax:        918-493-6234
SSN or EIN:   05-0539762

Shares are to be sent or delivered to the following account:

Account Name:  Same as above

Address:       Same as above